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                                                                    EXHIBIT 23.6

                              ACCOUNTANTS' CONSENT

The Board of Directors
CapStar Hotel Company:

We consent to the incorporation by reference in Amendment No. 4 to the Registration Statement on Form S-4 (File No. 333-49611) of American General Hospitality Corporation of our reports incorporated therein by reference and to the reference to our firm under the heading "Experts" in the registration statement.

                                          /s/ KPMG Peat Marwick LLP

Washington, D.C.
June 22 , 1998